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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  March 9, 1998



                      ARCADIA RECEIVABLES FINANCE CORP.
                               as originator of
                 ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-A
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            (Exact name of registrant as specified in its charter)


        Delaware                     333-18021                 41-1743653
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(State or other jurisdiction       (Commission                (IRS employer
     of incorporation)              file number)            identification No.)



   7825 Washington Avenue South, Suite 410, Minneapolis, Minnesota 55439-2435
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                      (Address of principal executive offices)


        Registrant's telephone number, including area code:  (612) 942-9880
                                                            ------------------


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            (Former name or former address, if changed since last report)


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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Not applicable.

Item 5.   OTHER EVENTS.

          On March 9, 1998, the Registrant made available to prospective investors a term sheet (the "Term Sheet") setting forth a description of the initial collateral pool and the proposed structure for the issuance of $525,000,000 aggregate principal amount of asset-backed notes by Arcadia Automobile Receivables Trust, 1998-A. The Term Sheet is attached hereto as Exhibit 99.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.     Description
               -----------     -----------

                  99 Term Sheet dated March 9, 1998 of Arcadia Automobile Receivables Trust, 1998-A

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 11, 1998                 ARCADIA RECEIVABLES FINANCE CORP.,
                                       as originator of Arcadia Automobile
                                       Receivables Trust, 1998-A


                                       By: /s/ Brian S. Anderson
                                          ------------------------------------
                                           Brian S. Anderson
                                           Senior Vice President